RiverPark Funds Trust

RiverPark Large Growth Fund
RiverPark/Wedgewood Fund
RiverPark Short Term High Yield Fund
RiverPark Long/Short Opportunity Fund
RiverPark/Gargoyle Hedged Value Fund
RiverPark Structural Alpha Fund
RiverPark Strategic Income Fund

Supplement dated May 16, 2014 to the Summary Prospectus and Prospectus (the “Prospectuses”) dated January 28, 2014.

This supplement provides new and additional information beyond that contained in the Prospectuses and should be read in conjunction with the Prospectuses.

Effective as of May 16, 2014, the minimum initial investment in Institutional Class Shares of the RiverPark Large Growth Fund, RiverPark/Wedgewood Fund, RiverPark Short Term High Yield Fund, RiverPark Long/Short Opportunity Fund, RiverPark/Gargoyle Hedged Value Fund, RiverPark Structural Alpha Fund and RiverPark Strategic Income Fund (the “Funds”) will be reduced from $1 million to $100,000.  Accordingly, all references to the $1 million initial investment minimum for each Fund’s Institutional Class Shares are replaced with a $100,000 initial investment minimum.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

RPF-SK-015-0100